EXHIBIT 10.2

                                 LOAN AGREEMENT


                          Dated as of November 25, 1996


                                 By and Between



                   HPTRI CORPORATION, a Delaware corporation,

                                       and

                   HPTWN CORPORATION, a Delaware corporation,


                                   as Borrower

                                       AND

                 COLUMN FINANCIAL, INC., a Delaware corporation,

                                    as Lender





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                                 LOAN AGREEMENT


                  THIS LOAN AGREEMENT, dated as of November 25, 1996, by and among COLUMN FINANCIAL, INC., having an address at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326-1113, together with its registered successors and assigns, including, without limitation, the Loan Purchaser (as hereinafter defined), as lender ("Lender"), and HPTRI CORPORATION, a Delaware corporation ("HPTRI"), and HPTWN CORPORATION, a Delaware corporation ("HPTWN"; HPTRI and HPTWN being sometimes collectively referred to herein as "Borrower"), each having an address at c/o Hospitality Properties Trust, 400 Centre Street, Newton, Massachusetts 02158.

                  All capitalized terms used herein shall have the respective meanings set forth in Section 1 hereof.

                              W I T N E S S E T H :

                  WHEREAS, Borrower desires to obtain the Loan from Lender;

                  WHEREAS, Lender is willing to make the Loan to Borrower, subject to and in accordance with the terms of this Agreement and the other Loan Documents;

                  WHEREAS, Lender's interest in the Loan may be purchased by the Loan Purchaser on or after the Closing Date; and

                  WHEREAS, Borrower consents to the transfer described in the preceding Recital.

                  NOW, THEREFORE, in consideration of the covenants, agreements, representations and warranties set forth in this Agreement, and other good and valuable consideration, the parties hereto hereby covenant, agree, represent and warrant as follows:


                  I. DEFINITIONS; PRINCIPLES OF CONSTRUCTION


                  Section 1.1 Definitions.

                  For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

                  "Accounting Period" shall mean, with respect to the Properties which are subject to HPTWN Lease Agreements, the calendar month, and, with respect to the Properties which are subject to HPTRI Lease Agreements, the four
(4) (or in some cases five (5)) week period coinciding with HPTRI's Manager's accounting period, as provided for in the HPTRI Management Agreements.

                  "Accounting Year" shall mean, with respect to the Properties which are subject to HPTWN Lease Agreements, the most recent twelve (12) Accounting Periods, and, with respect to the Properties which are subject to HPTRI Lease Agreements, the most recent thirteen (13) Accounting Periods.



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                  "Affected  Property"  shall  have  the  meaning  specified  in
Section 2.2.2 hereof.

                  "Affiliate" shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person or of an Affiliate of such Person.

                  "Agreement" shall mean this Loan Agreement, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "Appraisal"   shall  mean  a  fair  market  value   appraisal,
addressed to Lender or its designee and performed by an independent licensed MAI appraiser having at least ten (10) years experience as an appraiser.

                  "Assignments of Leases" shall mean those certain first priority Assignments of Leases and Rents, dated as of the date hereof, from either HPTRI or HPTWN, as the case may be, as assignor, to Lender, as assignee, with respect to the Properties, assigning to Lender all of HPTRI's or HPTWN's, as the case may be, interest in and to, inter alia, the Lease Agreements and the Rents of the respective Properties as security for the Loan, as such Assignments of Leases may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "Borrower" shall have the meaning specified in the first Paragraph hereof. Any reference to "Borrower", "any Borrower" or "the applicable Borrower", or any similar reference shall be deemed to refer to Borrower.

                  "Business Day" shall mean each day of the week (other than a Saturday and Sunday) which is not a day on which banking or savings and loan associations in New York, New York, Boston Massachusetts or Atlanta, Georgia, are authorized or obligated by law to be closed.

                  "Certificate" shall mean any certificate evidencing interests in the trust to be created pursuant to the Trust and Servicing Agreement.

                  "Closing Date" shall mean the date of the closing of the Loan.

                  "Collateral Security Documents" shall mean any right, document or instrument given as security for the Note, including, without limitation, the Mortgages and the Assignments of Leases, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "Cure  Payment"  shall have the meaning  specified  in Section
2.2.2 hereof.

                  "Debt Service" shall mean, for the applicable period, all payments of principal or interest made by Borrower to Lender in accordance with the terms of the Note with respect to such period.

                  "Debt Service Coverage Ratio" shall mean, with respect to any DSCR Determination Date, the ratio of (a) the aggregate Net Operating Income for all of the Properties then remaining encumbered by a Mortgage (except the Property for which Borrower has requested a Release), determined on an accrual basis for the applicable Accounting Year immediately preceding such DSCR Determination Date to (b) the product of (1) 7.6925%, multiplied by (2) the amount of principal remaining unpaid under the Note as of such DSCR Determination Date.

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                  "Depositor"   shall  mean  Hospitality   Properties   Mortgage
Acceptance Corp., as depositor under the Trust and Servicing Agreement.

                  "DSCR Determination Date" shall mean the date which is forty five (45) days prior to the date of the occurrence of the non-monetary Event of Default pursuant to which Borrower is attempting to effect a Release of an Affected Property pursuant to Section 2.2.2 below.

                  "Engineering Reports" shall mean, as to all Properties, those certain reports on the structural, electrical, mechanical and engineering components of each of the Properties delivered to, or obtained by, Lender in connection with the making of the Loan.

                  "Environmental Indemnity" shall mean the certain Hazardous Materials Indemnity Agreement of even date herewith, by Borrower in favor of Lender with respect to environmental conditions on the Properties, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "Environmental Reports" shall mean, as to all Properties, those certain Phase I environmental site assessments of the Properties previously delivered to, or obtained by, Lender, in connection with the making of the Loan.

                  "Event of Default" shall have the meaning specified in Section
6.1 hereof.

                  "Excess" shall have the meaning specified in Section 2.2.3 hereof.

                  "Expenses" shall mean, with respect to each Property, all ordinary and customary expenses payable by the Tenant or Manager of such Property in the ordinary course of operating such Property as a hotel, as determined on an accrual basis in accordance with GAAP consistently applied, including, without limitation, payments made into the applicable FF&E Reserve, but excluding, however, Management Fees (which are subordinated to payments of the Minimum Rent under, and as defined in, the Lease Agreements), distributions to stockholders of the Tenant or Manager of such Property, Rent paid by each Tenant under their respective Lease Agreements, Debt Service, any corporate general or administrative expenses of HPT, HPTRI, HPTWN, Tenants' or Managers' or their affiliates which are allocated or charged to the applicable Property, HPTRI's, HPTWN's, Tenants or Manager's income taxes, capitalized expenditures for capital improvements and non-cash items such as depreciation.

                  "FF&E Reserves" shall mean, as to each HPTRI Lease Agreement and each HPTRI Management Agreement, the reserve required to be established and funded from time to time for furniture, fixture and equipment replacements as provided for in such HPTRI Lease Agreement and HPTRI Management Agreement and, as to each HPTWN Lease Agreement and each HPTWN Management Agreement, the reserve required to be established and funded from time to time for furniture, fixture and equipment replacements as provided for in such HPTWN Lease Agreement and HPTWN Management Agreement.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

                  "Governmental Authority" shall mean any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

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                  "Ground  Lease" shall mean those  certain  ground  leases more specifically identified on Schedule A annexed hereto.

                  "HPT" shall mean Hospitality Properties Trust, a real estate investment trust organized under the laws of the State of Maryland.

                  "HPTRI"  shall  have  the  meaning   specified  in  the  first
Paragraph hereof.

                  "HPTRI Management Agreement SNDA" shall have the meaning specified in Section 4.1 hereof.

                  "HPTWN"  shall  have  the  meaning   specified  in  the  first
Paragraph hereof.

                  "Improvements"   shall  have  the  meaning  specified  in  the
Mortgages with respect to the Properties.

                  "Indebtedness" shall mean the indebtedness in the original principal amount set forth in, and evidenced by, the Note, together with all other obligations and liabilities of Borrower due or to become due to Lender pursuant to the Note, this Agreement or any other Loan Document, including, without limitation, all interest thereon.

                  "Independent  Director"  shall have the meaning  specified  in
Section 3.1(iii)(q) hereof.

                  "Lease Agreements" shall mean, with respect to each Property owned or ground leased by HPTRI, the Lease Agreement dated March 22, 1996 or April 4, 1996, as the case may be, by and between HPTRI, as landlord, and HMH HPT Residence Inn, Inc., as tenant, or any Substitute Lease Agreement entered into pursuant to, and as that term is defined in, Section 5.2 hereof (as same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "HPTRI Lease Agreements"), and as to each Property owned or ground leased by HPTWN, the Lease Agreement dated May 2, 1996 or May 3, 1996, as the case may be, by and between HPTWN, as landlord, and GHALP Corporation, as successor tenant to Garden Hotel Associates Two LP, or any Substitute Lease Agreement entered into pursuant to, and as that term is defined in, Section 5.2 hereof (as same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "HPTWN Lease Agreements"). With respect to each Lease Agreement, Lender, the applicable Tenant thereunder and HPTRI or HPTWN, as the case may be, have entered into a Subordination, Non-Disturbance and Attornment Agreement of even date herewith (each, a "Lease Agreement SNDA") whereby Lender has agreed, subject to the terms of each such Lease Agreement SNDA, to not disturb the rights of any Tenant under its Lease Agreement notwithstanding the occurrence of a default under the Mortgage encumbering the Property which is the subject of its Lease Agreement.

                  "Lease Assignment" shall have the meaning specified in Section
5.1 hereof.

                  "Legal Requirements" shall mean all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities to which any Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof, is subject, including, without limitation, all zoning, land use, building, and environmental statutes, laws, codes, resolutions and ordinances, whether now or hereafter enacted and in force, and all permits, licenses, variances and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in

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force affecting any Property or any part thereof, including, without limitation, any which may (i) require repairs, modifications or alterations in or to any Property or any part thereof or (ii) in any way limit the use and enjoyment thereof.

                  "Lender" shall have the meaning specified in the first Paragraph hereof.

                  "Lien" shall mean any mortgage, deed of trust, deed to secure debt or other such security agreement affecting any Property or any portion thereof.

                  "Loan" shall mean the $125,000,000.00 loan, evidenced by the Note, and secured by the Mortgages and the other Collateral Security Documents, made by Lender to Borrower pursuant hereto and to the Note.

                  "Loan Allocation Amount" shall mean, with respect to each Property, that portion of the Principal Amount allocated by Lender to such Property, as set forth on Schedule B annexed hereto.

                  "Loan Documents" shall mean, collectively, this Agreement, the Note, the Mortgages, the Assignments of Leases, the Environmental Indemnity and the other Collateral Security Documents and any other document executed or delivered by or on behalf of Borrower in connection with the Loan.

                  "Loan Purchaser" shall mean any purchaser of the Loan from the Lender, such purchaser's designee, the respective successors and/or assigns of such purchaser or designee and any subsequent holder of the Note.

                  "Lockbox Agreement" shall mean that certain Lockbox Pledge and Security Agreement dated of even date herewith and entered into by and between Borrower and Lender.

                  "Management Agreements" shall mean, as to all Properties owned or ground leased by HPTRI, those certain Management Agreements dated September 25, 1993, as amended, by and between HPTRI (as successor in interest to HMH Properties, Inc.) and Residence Inn by Marriott, Inc., or any Substitute Management Agreement entered into pursuant to, and as that term is defined in,
Section 5.4 hereof (as same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "HPTRI Management Agreements"), and, as to all Properties owned or ground leased by HPTWN, those certain Amended and Restated Management Agreements dated May 3, 1996 by and between GHALP Corporation and Wyndham Management Corporation, or any Substitute Management Agreement entered into pursuant to, and as that term is defined in, Section 5.4 hereof (as same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "HPTWN Management Agreements").

                  "Management Fees" shall mean the fees paid to the Managers pursuant to the terms of their respective Management Agreements.

                  "Manager" shall mean, as applicable, Residence Inn by Marriott, Inc. or Wyndham Management Corporation, or any Qualified Manager under a Substitute Management Agreement pursuant to, and as those terms are defined in, Section 5.4 hereof.

                  "Material  Adverse Effect" shall have the meaning specified in
Section 3.1(i)(cc) hereof.

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                  "Maturity Date" shall mean December 1, 2001.

                  "Mortgages" shall mean those certain mortgages, deeds of trust or deeds to secure debt dated the date hereof, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, which Mortgages have been executed by either HPTRI or HPTWN, as the case may be, in favor of, or for the benefit of, Lender, each Mortgage encumbering the fee or ground lessee's leasehold estate in the respective Property to which it applies, as more specifically set forth therein.

                  "Net Operating Income" shall mean, with respect to each Property and any period, the (a) Total Hotel Sales for such period less (b)(1) the Expenses for the same period and (2) four percent (4%) of Total Hotel Sales for such period (such four percent (4%) of Total Hotel Sales being included in this calculation as representative of the proforma management fee utilized in the underwriting the Loan).

                  "Note" shall mean that certain Promissory Note of even date herewith, made by Borrower in favor of Lender or its registered assigns, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "Officer's  Certificate" shall mean a certificate delivered to
Lender by Borrower which is signed by an officer who serves as Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Treasurer, Controller, President or Vice President of HPTRI or HPTWN, as applicable.

                  "Permits"   shall  have  the  meaning   specified  in  Section
3.1(i)(s) hereof.

                  "Permitted  Exceptions"  shall have the meaning  specified  in
Section 3.1(i)(a) hereof.

                  "Person" shall mean any individual, corporation, partnership, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

                  "Principal  Amount"  shall  mean  the  outstanding   principal
balance of the Loan.

                  "Private Placement Memorandum" shall mean that certain Private Placement Memorandum dated November ___, 1996 prepared and issued in connection with the issuance of those certain $125,000,000.00 Hospitality Properties Mortgage Acceptance Corp. Commercial Mortgage Pass-Through Certificates, Series 1996-C1.

                  "Proceeds" shall have the meaning specified in Section 2.2.3 hereof.

                  "Property" or "Properties" shall mean the parcel or parcels, as the case may be, of real property, and the Improvements thereon owned or ground leased by HPTRI or HPTWN, as the case may be, and encumbered by the Mortgages pertaining to same, together with all rights and property of HPTRI or HPTWN, as the case may be, pertaining to such real property and Improvements, as more particularly described in the granting clauses of the Mortgages and referred to therein as the "Mortgaged Property" or the "Trust Property", as the case may be.

                  "Property  Agreements"  shall have the  meaning  specified  in
Section 3.1(i)(x) hereof.

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                  "Qualified  Manager"  shall  have  the  meaning  specified  in
Section 5.4 hereof.

                  "Rating Agency" shall mean Standard & Poor's Ratings Services and Fitch Investors Service, L.P.

                  "Release" shall have the meaning specified in Section 2.2.1 hereof.

                  "Release  Payment" shall have the meaning specified in Section
2.2.1 hereof.

                  "Rents" shall mean, with respect to each Property, all rents, income, issues, revenues and profits arising from the Lease Agreements and renewals thereof.

                  "Servicer" shall mean the entity described as such in the Trust and Servicing Agreement or its successor in interest, or if any successor servicer is appointed pursuant to the Trust and Servicing Agreement, such successor servicer.

                  "State" shall mean, with respect to a given Property, the State or Commonwealth in which such Property or any part thereof is located.

                  "Substitute Lease Agreement" shall have the meaning specified in Section 5.2 hereof.

                  "Substitute Management Agreement" shall have the meaning specified in Section 5.4 hereof.

                  "Surveys" shall mean the ALTA surveys of the Properties certified and delivered to Lender in connection with the Loan.

                  "Tenant" shall mean, as applicable, HMH HPT Residence Inn, Inc., or GHALP Corporation, and their permitted successors and assigns, or, in the event that a Substitute Lease Agreement is entered into by either Borrower pursuant to Section 5.2 hereof, the tenant under such Substitute Lease Agreement and such tenant's permitted successors and assigns.

                  "Title Policies" shall mean the title insurance policies issued, or to be issued, to Lender by Chicago Title Insurance Company, insuring the liens of the Mortgages.

                  "Total Hotel Sales" shall mean, with respect to each Property, any and all sums derived from the operation of the Property as a hotel pursuant to the applicable Lease Agreement, determined on an accrual basis after deducting all allowances for rebates and adjustments, whether cash or credit, derived directly or indirectly from any source including, without limitation,
(i) the amounts received as payment for the use and occupancy of all meeting rooms, banquet function rooms, and public areas, (ii) all revenues derived from the sale of food and other edibles in restaurants, lounges, meeting rooms, banquet rooms, guest rooms and any other locations at the Property, (iii) all revenues derived from the sale of liquor, beverages, and other potables in restaurants, lounges, meeting rooms, banquet rooms, guest rooms and any other locations at the Property, (iv) all revenues derived from the use of telephones in guest rooms or in public areas and (v) all revenues derived from leases (other than the Lease Agreements), subleases, concessions, vending, valet services, banquet extras, movies or income of a similar or related nature, but excluding any proceeds received as a result of a casualty or condemnation loss.

                  "Transferee" shall have the meaning specified in Section 2.3 hereof.

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                  "Trust and Servicing  Agreement" shall mean that certain Trust and Servicing Agreement dated as of November 25, 1996, pursuant to which the Loan is being assigned to a trustee in trust and one or more classes of Certificates are being issued representing beneficial ownership interests in such trust.

                  Section 1.2 Principles of Construction.

                  All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, as modified herein.


                  II.      GENERAL TERMS


                  Section 2.1  Loan Commitment; Disbursement to Borrower.

                  2.1.1 The Loan. Subject to and upon the terms and conditions set forth herein, Lender hereby agrees to make the Loan to Borrower on the Closing Date, in the original principal amount set forth in the Note, which Loan shall mature on the Maturity Date. Borrower hereby agrees to accept the Loan on the Closing Date, subject to and upon the terms and conditions set forth herein.

                  2.1.2 Disbursement to Borrower. Borrower may request and receive only one borrowing in respect of the Loan and any amount borrowed and repaid in respect of the Loan may not be reborrowed. Borrower shall, on the Closing Date, receive the Loan, subject to the direction given by Borrower as to the application of Loan proceeds.

                  2.1.3 The Note. The Loan shall be evidenced by the Note, in the original principal amount of the Loan. The Note shall bear interest as provided in the Note, and shall be subject to the payment of interest and the repayment and prepayment of the Principal Amount as provided for in the Note. The Note shall be entitled to the benefits of this Agreement and shall be secured by the Mortgages, the Assignments of Leases and the other Collateral Security Documents.

                  Section 2.2  Releases.

                  2.2.1  Permitted  Releases.  Except as otherwise  permitted by
Section 2.2.2 and Section 2.2.3 hereof and, notwithstanding anything to the contrary set forth in the Mortgages, Borrower may obtain the release of any Property from the lien of the Mortgage encumbering such Property (a "Release") upon the following terms and conditions:

                  (a) Borrower shall notify Lender in writing at least fifteen (15) days prior to the date on which Borrower would like to have the Release take place;

                  (b) Lender shall have received from Borrower a payment in reduction of the Principal Amount (a "Release Payment") equal to at least one hundred and twenty five percent (125%) of the Loan Allocation Amount for the applicable Property;

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                  (c)      there shall exist, as of the applicable Release
                           date, no Event of Default under, and as that term is defined in, the Mortgages; and

                  (d) Lender shall have received in writing evidence from the Rating Agency to the effect that such Release will not result in a downgrade, withdrawal or qualification of the rating then in effect for the Certificates, together with such legal opinions as may be requested by the Rating Agency.

                  2.2.2 Releases Following a Non-Monetary Event of Default. Notwithstanding anything to the contrary set forth in the Mortgages, Borrower may obtain, following the occurrence of a non-monetary Event of Default under, and as that term is defined in, the Mortgages, which is attributable to an identifiable Property (an "Affected Property") the Release of any such Affected Property from the lien of the Mortgage encumbering such Affected Property upon the following terms and conditions:

                  (a) Borrower shall notify Lender in writing at least fifteen (15) days prior to the date on which borrower would like to have the Release take place, such notification to include an Officer's Certificate from the appropriate officer of HPTRI or HPTWN, as the case may be, stating that, as determined on the DSCR Determination Date with respect to the applicable Release, the Debt Service Coverage Ratio, after taking into consideration the proposed Release and Release Payment, will remain at a level at least equal to the Debt Service Coverage Ratio as of such DSCR Determination Date without taking into consideration the proposed Release and Release Payment, such Officer's Certificate to have attached thereto the unaudited operating statements for all Properties with respect to each Tenant's Accounting Year immediately preceding the applicable DSCR Determination Date and the unaudited operating statement for the Affected Property to be Released with respect to the applicable Tenant's Accounting Year immediately preceding the applicable DSCR Determination Date;

                  (b) Lender shall have received from Borrower a Release Payment equal to at least one hundred and twenty five percent (125%) of the Loan Allocation Amount for the applicable Affected Property;

                  (c)      the Release of the  Affected  Property  will effect a
                           cure  of  the  applicable   non-  monetary  Event  of
                           Default;

                  (d) the Borrower shall be entitled to have no more than two (2) Affected Properties Released pursuant to the provisions of this Section 2.2.2; and

                  (e) Lender shall have been reimbursed for all reasonable costs and expenses (including without limitation reasonable legal fees) incurred by it in effecting said Release, said costs and expenses to be paid by borrower to Lender regardless of whether the Release takes place.

                  In addition to the foregoing, in the event that, following the Release of two (2) Affected Properties pursuant to the terms of this Section 2.2.2, there shall occur a subsequent non-monetary Event of Default attributable to an Affected Property, the Borrower may effect a cure of such non-monetary Event of Default by delivering to Lender a payment in reduction of the Principal Amount (a "Cure Payment") equal to at least one hundred and twenty five percent (125%) of the Loan Allocation Amount for such Affected Property. The payment to Lender of the Cure Payment shall in no way obligate Lender to Release the applicable Affected Property from the lien of its Mortgage, such Affected Property shall remain as collateral for the Loan and Borrower shall continue to comply with, or cause the continued compliance with, as to such Affected Property, the terms and conditions of the Lockbox Agreement, however, from and after receipt of such payment, Lender shall forbear from exercising any rights with respect to the applicable non-monetary default or Event of Default and any other non-monetary default or Event of Default with respect to such Affected Property, the Lender agreeing that it shall not accelerate the Loan or otherwise pursue its remedies with respect thereto on account of such non-monetary default or Event of Default with respect to such Affected Property; provided, however, that the foregoing shall in no event limit Lender's rights with respect to any default or Event of Default which is not attributable to such Affected Property.

                  Borrower agrees that, to the extent and so long as either HPTRI or HPTWN, as the case may be, retains title to all or any portion of the fee or ground lessee estate of a Property or Affected Property which is Released as provided for in Section 2.2.1 or Section 2.2.2 above and such Property or Affected Property remains subject to a Lease Agreement which is cross defaulted (as to Tenant defaults) with any other Lease Agreement on any Property which is encumbered by a Mortgage, HPTRI or HPTWN, as the case may be, shall not permit such Property or Affected Property to be encumbered by any Lien. Borrower shall, on each anniversary of the date hereof, certify in writing to Lender that Borrower has at all times complied with the requirements of the immediately preceding sentence.

                  2.2.3 Release of Property Following Casualty or Condemnation Loss. With respect to any HPTRI Property as to which the applicable Lease Agreement or Management Agreement is not in full force and effect or any HPTWN Property as to which the applicable Lease Agreement is not in full force and effect and (i) which has had fifty percent (50%) or more of the Improvements located thereon taken in condemnation or destroyed by a casualty loss, and Borrower is unable to, or has elected not to, restore or repair such applicable Property, or (ii) which has had less than fifty percent (50%) of the Improvements located thereon taken in condemnation or destroyed in a casualty loss, and Borrower, after exercising good faith, diligent efforts has reasonably determined that it will be unable to comply with the requirements set forth in
Section 3(e)(i) of the applicable  Mortgage,  Borrower shall, as provided for in
Section 3(e)(ii) of the Mortgages, deliver to Lender all casualty loss insurance proceeds or condemnation proceeds paid to or received by Borrower with respect to such casualty loss or condemnation (the "Proceeds"). In connection therewith, Borrower may obtain a Release of such Property from the lien of the Mortgage encumbering such Property provided that such Proceeds paid to Lender are at least equal to the Loan Allocation Amount for the applicable Property. To the extent that the Proceeds delivered to Lender exceed the Loan Allocation Amount, such excess portion (the "Excess") shall be applied by Lender in reduction of the Indebtedness and the Loan Allocation Amounts of each of the remaining Properties shall be decreased by an amount equal to, as to each remaining Property, the product of (1) the Excess, multiplied by (2) a fraction, the numerator of which is the Loan Allocation Amount for such Property and the denominator of which is the aggregate of all Loan Allocation Amounts of all Properties (except the Property being released pursuant hereto. In the event that the Proceeds paid to Lender are less than the Loan Allocation Amount for the applicable Property, Borrower may obtain a Release of such Property from the lien of the Mortgage encumbering such Property if Lender shall have received from Borrower a payment (in addition to the Proceeds) equal to the difference between (i) the Loan Allocation Amount for the applicable Property less (ii) the Proceeds previously delivered to Lender.

                  Section 2.3 Assumption of the Loan.

                  In connection with the sale by Borrower of all of its right, title and interest in and to all of the Properties to a unrelated third-party purchaser (the "Transferee"), Borrower shall have the right to request that Lender approve (on a one time only basis) an assignment to, and assumption by, Transferee of Borrower's obligations under the Note, the Mortgages and the Loan Documents. Lender's consent to such transfer and assignment and assumption will not be unreasonably withheld after consideration of all relevant factors, provided that:

                  (a) no Event of Default or event which with the giving of notice or the passage of time would constitute an Event of Default shall have occurred and remain uncured hereunder or under any of the Loan Documents;

                  (b) the Transferee shall be a reputable Person of good character, creditworthy, with sufficient financial worth considering the obligations assumed and undertaken, as evidenced by financial statements and other information reasonably requested by Lender;

                  (c) the Transferee shall have sufficient experience in the ownership and management of properties similar to the Properties, and Lender shall be provided with reasonable evidence thereof;

                  (d)      the  Transferee   must  be  in  compliance  with  all
                           applicable    Rating    Agency    requirements    for
                           special-purpose bankruptcy remote entities;

                  (e) Lender shall have received in writing evidence from the Rating Agency to the effect that such assignment and assumption will not result in a downgrade, withdrawal or qualification of the rating then in effect for the Certificates, together with such legal opinions as may be reasonably requested by the Rating Agency;

                  (f) the transfer shall have been approved in writing by the Servicer;

                  (g) the Transferee shall have executed and delivered to Lender an assumption agreement in form and substance reasonably acceptable to Lender evidencing such Transferee's agreement to abide and be bound by the terms of the Note, the Mortgages and the other Loan Documents, together with such legal opinions and title insurance endorsements as may be reasonably requested by Lender;

                  (h) Lender shall have received evidence reasonably satisfactory to Lender that all required approvals, if any, to such sale or transfer shall have been obtained, including, without limitation, any approvals required under the Ground Lease; and

                  (i) Lender shall have been reimbursed for all reasonable costs and expenses (including without limitation reasonable legal fees and Rating Agency fees) incurred by it in considering, evaluating and, if applicable, permitting said assignment and assumption, said costs and expenses to be paid by Borrower to Lender regardless of whether the assignment and assumption takes place.


                  III.     REPRESENTATIONS, WARRANTIES AND COVENANTS

                  Section  3.1   Borrower's   Representations,   Warranties  and
Covenants.

                  (i) Each of HPTRI and HPTWN hereby represent and warrant, as to itself and as to its Properties, that:

                  (a) except as to those Properties which are subject to Ground Leases, as described on Exhibit B annexed hereto, Borrower has good and marketable fee simple title to the Properties, subject only to those matters expressly set forth in the Title Policies (the "Permitted Exceptions"), and has full power and lawful authority to grant, bargain, sell, convey, assign, transfer and mortgage its interest in the each of Properties in the manner and form provided for in the applicable Mortgages. As to those Properties which are subject to Ground Leases, Borrower has good title in and to the ground lessee's leasehold estate created by such Ground Leases, subject only to the Permitted Exceptions set forth in the Title Policies, and Borrower has full power and lawful authority to grant, bargain, sell, convey, assign, transfer and mortgage its interest in each of such Properties in the manner and form provided for in the applicable Mortgages. Each Borrower will preserve its interest in and title to each of the Properties and will forever warrant and defend the same to Lender against any and all claims whatsoever and will forever warrant and defend the validity and priority of the lien and security interest created herein against the claims of all persons and parties whomsoever, subject to the Permitted Exceptions. As to each Property, the Permitted Exceptions do not and will not materially and adversely interfere with (i) the ability of Borrower to pay in full the principal and interest on the Note in a timely manner, or (ii) the use of the applicable Property for the use currently being made thereof, the operation of the applicable Property as currently being operated or the value of the applicable Property. The foregoing warranty of title is stated to survive the foreclosure of the Mortgages and to inure to the benefit of and to be enforceable by Lender in the event Lender acquires title to the applicable Property pursuant to any foreclosure;

                  (b) all stock and/or shares or other interests in and to Borrower are one hundred percent (100%) owned and held by HPT;

                  (c) the Private Placement Memorandum is true and correct in all material respects as of the date thereof and the Private Placement Memorandum does not omit to state any fact or circumstance necessary to make the statements contained therein not misleading in any material respect as of the date hereof or thereof;

                  (d) the execution, delivery and performance of this Agreement, the Mortgages, the Note and all of the other Loan Documents have been duly authorized by all necessary action to be, and are, binding and enforceable against Borrower in accordance with the respective terms thereof (except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or any other similar laws affecting generally the enforcement of creditor's rights as from time to time are in effect) and do not contravene, result in a breach of or constitute (with or without the giving of notice or the passage of time or both) a default under the certificate of incorporation or other organizational documents of Borrower or any contract or agreement of any nature to which

Borrower is a party or by which Borrower or any of its property may be bound and do not violate or contravene any law, order, decree, rule or regulation to which Borrower is subject;

                  (e) Borrower is not required to obtain any consent, approval or authorization from or to file any declaration or statement with, any Governmental Authority or agency in connection with or as a condition to the execution, delivery or performance of this Agreement, the Mortgages, the Note or the other Loan Documents which has not been so obtained or filed;

                  (f) Borrower has obtained or made all necessary material (i) consents, approvals and authorizations and registrations and filings of or with all Governmental Authorities and (ii) consents, approvals, waivers and notifications of partners, stockholders, creditors, lessors and other non-governmental persons and/or entities, in each case, which are required to be obtained or made by Borrower in connection with the execution and delivery of, and the performance by Borrower of its obligations under, the Loan Documents and the nonexistence of which would have a Material Adverse Effect;

                  (g) Borrower is not an "investment company", or company "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended;

                  (h) no part of the proceeds of the indebtedness secured hereby will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulations G, T, U or X or any other Regulations of such Board of Governors, or for any purpose prohibited by legal requirements or by the terms and conditions of the Loan Documents;

                  (i) Borrower has filed all federal, state and local tax returns required to be filed and has paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by Borrower. To the best of Borrower's knowledge, its tax returns properly reflect the income and taxes of Borrower for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service or other applicable tax authority upon audit;

                  (j) Borrower is not an "employee  benefit plan", as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA and the assets of Borrower do not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101;

                  (k) there are no pending actions, suits or proceedings, arbitrations or governmental investigations against any Property, an adverse outcome of which would have a Material Adverse Effect;

                  (l) the Borrower (i) has not entered into the transaction evidenced hereby or by any Loan Document with the actual intent to hinder, delay, or defraud any creditor, and (ii) received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the transactions contemplated by the Loan Documents, the fair saleable value of the Borrower's assets exceeds and will, immediately following the execution and delivery of the Loan Documents, exceed the Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed or contingent liabilities. The fair saleable value of the Borrower's assets is and will, immediately following the execution and delivery of the Loan Documents, be greater than the Borrower's probable liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and matured. The Borrower's assets do not and, immediately following the execution and delivery of the Loan Documents will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. The Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of the Borrower);

                  (m) the Properties and the current use thereof comply in all material respects with all applicable restrictive covenants, zoning ordinances, subdivision and building codes, flood disaster laws, applicable health and environmental laws and regulations and all other ordinances, orders or requirements issued by any state, federal or municipal authorities having or claiming jurisdiction over the Properties, other than failures to comply with the foregoing which would not have a Material Adverse Effect. None of the Properties require any material rights over, or restrictions against, other property in order to comply with any of the aforesaid governmental ordinances, orders or requirements, except as disclosed in the Title Policies and the Surveys;

                  (n) all utility services necessary and sufficient for the use, occupancy, operation and disposition of each of the Properties for their intended purposes are available to each of the Properties, including water, storm sewer, sanitary sewer, gas, electric, cable and telephone facilities, through public rights-of-way or perpetual private easements;

                  (o) except as disclosed in the Title Policies and the Surveys, all streets, roads, highways, bridges and waterways necessary for access to and full use, occupancy, operation and disposition of each of the Properties have been completed, have been dedicated to and accepted by the appropriate municipal authority and are open and available to each of the Properties without further condition or cost to Borrower;

                  (p) to the best of Borrower's knowledge, all curb cuts, driveways and traffic signals shown on the Surveys are existing and have been fully approved by the appropriate governmental authority;

                  (q) Borrower has received no written notice of any judicial, administrative, mediation or arbitration actions, suits or proceedings pending or threatened against or affecting Borrower or the Properties which, if adversely determined, would materially impair either any of the Properties or Borrower's ability to perform the covenants or obligations required to be performed under the Loan Documents;

                  (r) no part of any Property has been taken in condemnation, eminent domain or like proceeding nor, to the best of Borrower's knowledge, is any such proceeding pending, threatened or contemplated;

                  (s)  Borrower  possesses  all  material  licenses  and permits
(collectively, the "Permits") required for the conduct of its business substantially as now conducted, all fees due and payable in connection with the Permits have been paid and Borrower's business with respect to each Property complies with the Permits in all material respects;

                  (t) except as indicated in the Surveys and Title Policies, to the best of Borrower's knowledge, none of the Improvements lie outside the boundaries and building restriction lines of the applicable Property. Except as set forth in the Surveys and Title Policies, to the best of

Borrower's knowledge, no improvements on adjoining properties encroach upon any of the Properties in any material respect;

                  (u) Borrower has not entered into any security agreements or financing statements affecting any of the Properties other than the security agreements and financing statements created in favor of Lender;

                  (v) except as otherwise specifically set forth in the Environmental Reports, to the best of Borrower's knowledge, there are no actions, suits, proceedings or orders of record or of which Borrower has notice, and, to the best of Borrower's knowledge, there are no inquiries or investigations, pending or threatened, in any such case against, involving or affecting any of the Properties, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, alleging the violation of any federal, state or local law, statute, ordinance, rule or regulation relating to Environmental Laws (as defined in the Environmental Indemnity). Furthermore, Borrower has not received any claim or notice that the ownership or operation of any of the Properties violates any federal, state or local law, statute, ordinance, rule, regulation, decree, order, and/or permit relating to Environmental Laws, and, except as otherwise specifically set forth in the Environmental Reports, no valid basis for any proceeding, action or claim of such nature exists;

                  (w) except as indicated in the Surveys, to the best of Borrower's knowledge, none of the Improvements are located in a flood hazard area as defined by the Federal Insurance Administration;

                  (x) except as disclosed in the Title Policies, no license or occupancy agreement (exclusive of the Lease Agreements and the Management Agreements) to which Borrower is a party and no easement, right-of-way, permit or declaration (collectively, the "Property Agreements") provides any party with the right to obtain a lien or encumbrance upon any Property superior to the lien of the applicable Mortgage;

                  (y) no condition exists whereby Borrower or any future owner of any Property may be required to purchase any other parcel of land which is subject to any Property Agreement;

                  (z) except as previously disclosed to Lender in writing, there are no brokerage fees or commissions payable by Borrower with respect to the Lease Agreements;

                  (aa) except as previously disclosed in writing by Borrower to Lender, or as set forth in the Property Agreements, the Lease Agreements or the Management Agreements there are no outstanding options or rights of first refusal to purchase all or any portion of any of the Properties or Borrower's ownership thereof;

                  (bb) Borrower has delivered, or has directed Chicago Title Insurance Company to deliver, to Lender true, correct and complete copies of all Property Agreements and any and all amendments or modifications thereto;

                  (cc)  no  default   exists  or,  to  the  best  of  Borrower's
knowledge, no event has occurred with the passing of time or the giving of notice or both would exist, under any Property Agreement which would, in the aggregate, have a material adverse effect on (a) any of the Properties, (b) the business, prospects, profits, operations or condition (financial or otherwise) of Borrower, (c) the enforceability, validity, perfection or priority of the lien of any Loan Document or (d) the ability of Borrower to perform any material obligations under any Loan Document (a "Material Adverse Effect");

                  (dd) each of the Properties is taxed separately without regard to any other real estate and, except as disclosed in the Title Policies and Surveys, constitutes a legally subdivided lot under all applicable legal requirements (or, if not subdivided, no subdivision or platting of any of the Properties is required under applicable legal requirements), and for all purposes may be mortgaged, conveyed or otherwise dealt with as an independent parcel; and

                  (ee) to the best of Borrower's knowledge, the representations and warranties contained in this Agreement, or the review and inquiry made on behalf of the Borrower therefor, have all been made by persons having the requisite expertise and knowledge to give such representations and warranties.

         (ii) Each of HPTRI and HPTWN hereby covenant as of the date hereof and until such time as the Loan is paid in full, that, as to itself and its Properties, it shall enforce, in a timely and commercially reasonable matter, all obligations of the Tenants under the Lease Agreements.

         (iii) Each of HPTRI and HPTWN hereby represent, warrant and covenant as of the date of hereof and until such time as the Loan is paid in full, that, as to itself and its Properties, it:

                  (a) does not own and will not own any encumbered asset other than (i) the Properties, and (ii) incidental personal property necessary for the operation of, or associated with, the Properties;

                  (b) was organized solely for the purpose of owning, leasing and operating the Properties and has not engaged in and will not engage in any business other than the ownership, leasing and operation of the Properties;

                  (c) will not enter into any contract or agreement with any shareholder or affiliate of Borrower except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than an affiliate;

                  (d) has not incurred and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the Indebtedness, (ii) payment obligations of Borrower under the Lease Agreements, and (iii) trade payables or other current liabilities (excluding any borrowings) incurred in the ordinary course of the business of owning, leasing and operating the Properties and which are paid on customary trade terms and otherwise within thirty (30) days of the date when due; and no other debt may be secured (senior, subordinate or pari passu) by any of the Properties (other than obligations arising from Permitted Exceptions which may result in a lien being filed against a Property);

                  (e) has not made and will not make any loans or loan advances to any third party (including any affiliate of Borrower), except for payments required to be made by Borrower pursuant to the terms of any Lease Agreement;

                  (f) is and will remain solvent and pay its debts and liabilities (including, without limitation, employment and overhead expenses) from its assets as the same shall become due;

                  (g) has done or caused to be done and will do all things necessary to observe corporate formalities and to preserve its existence, and will not, nor will any shareholder thereof, amend, modify or otherwise change its certificate of incorporation or by-laws in a manner which adversely affects the Borrower's existence as a single purpose entity;

                  (h) will conduct and operate its business in its own name and as presently conducted and operated;

                  (i) will maintain books and records and bank accounts separate from those of its affiliates or any other Person;

                  (j) will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate thereof) and not as a division or part of any other Person and shall maintain and use separate stationery, invoices and checks;

                  (k) will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                  (l) will not, nor shall any shareholder, partner or affiliate, seek the dissolution or winding up, in whole or in part, of the Borrower;

                  (m)  will  not  enter  into  any   transaction  of  merger  or
consolidation, or acquire by purchase or otherwise all or substantially all of the business or assets of, or any stock or beneficial ownership of, any entity;

                  (n) will not commingle the funds and other assets of the Borrower with those of any shareholder, any affiliate or any other person;

                  (o) has and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other person;

                  (p) except as to the Loan, does not and will not hold itself out to be responsible for the debts or obligations of any other person;

                  (q) has caused, and at all times shall cause, there to be at least one duly appointed member of the board of directors (an "Independent Director") of Borrower who has not been at the time of such individual's appointment, may not have been at any time during the preceding five years, and will not be during its or their service as Independent Director (A) a direct or indirect stockholder of, or an officer, director (other than with respect to such Independent Director's service as director of Borrower or the Depositor) or employee, creditor, supplier, manager or contractor of, either Borrower or of any affiliate thereof, (B) a person or other entity controlling any such stockholder, creditor, supplier, manager or contractor, or (C) a member of the immediate family of any such stockholder, officer, employee, creditor, supplier, manager or contractor. As used in this subsection (q), the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or other beneficial interests, by contract or otherwise;

                  (r) has not caused and shall not cause, the board of directors of Borrower to take any action which, under the terms of any certificate of incorporation, by-laws or any voting trust agreement with respect to Borrower's common stock, requires the unanimous affirmative vote of one hundred percent (100%) of the members of the board of directors, unless at the time of such action there shall be at least one member who is an Independent Director;

                  (s) will not, without the unanimous consent of all of its directors, file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest;

                  (t) has maintained and will maintain its books, records, resolutions and agreements as official records;

                  (u) has not and will not acquire obligations or securities of its shareholders;

                  (v) has allocated and will allocate fairly and reasonably any overhead for shared office space

                  (w) has not and will not pledge its assets for the benefit of any other person or entity other than the holders of the Loan Documents;

                  (x) has not and will not identify its shareholders or any of its affiliates as a division or part of such Borrower;

                  (y) has not failed and will not fail to correct any known misunderstanding regarding its separate identity;

                  (z) shall comply with the provisions of its certificate of incorporation; and

                  (aa) shall conduct itself and operate its business so that all of the assumptions made in those certain legal opinions dated the date hereof by Sullivan & Worcester LLP with respect to nonconsolidation issues shall be true at all times.

                  Section  3.2  Survival  of  Representations,   Warranties  and
Covenants.

                  Borrower agrees that all of the representations, warranties and covenants of Borrower set forth in Section 3.1 and elsewhere in this Agreement and in the other Loan Documents shall survive for so long as any amount remains owing to Lender under this Agreement or any of the other Loan Documents. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents by Borrower shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.

                  IV.      ASSIGNMENTS

                  Section 4.1  Assignment of Management Agreements.

                  As additional security for Borrower's performance of its obligations under the Loan Documents, HPTRI hereby unconditionally and irrevocably assigns to Lender all of its right, title and interest (but not obligations) in and to the HPTRI Management Agreements. Promptly upon receipt of request from Lender, HPTRI shall execute such other documents and instruments as may be reasonably requested by Lender to evidence, effectuate and perfect the assignment created hereby. With respect to the HPTRI Management Agreements, Lender, the Manager thereunder and HPTRI have entered into a Subordination, Non-Disturbance and Attornment Agreement of even date herewith (the "HPTRI Management Agreement SNDA") whereby Lender has agreed, subject to the terms of such HPTRI Management Agreement SNDA, to not disturb the rights of such Manager under its HPTRI Management Agreement notwithstanding the occurrence of a default under the Mortgage encumbering the Property which is the subject of its HPTRI Management Agreement.

                  Section 4.2 Assignment of FF&E Reserves.

                  As additional security for Borrower's performance of its obligations under the Loan Documents, (i) HPTRI hereby unconditionally and irrevocably collaterally assigns to Lender, subject to the terms of the HPTRI Lease Agreements and the HPTRI Management Agreements, all of its right, title and interest (but not obligations) in and to the HPTRI FF&E Reserves, and (ii) HPTWN hereby unconditionally and irrevocably assigns to Lender, subject to the terms of the HPTWN Lease Agreements and the HPTWN Management Agreements, all of its residual right, title and interest (but not obligations) in and to the HPTWN FF&E Reserves, as well as all of its right, title and interest in and to that certain Assignment and Security Agreement dated as of May 3, 1996 by GHALP Corporation for the benefit of HPTWN. Promptly upon receipt of request from Lender, each of HPTRI and HPTWN shall execute such other documents and instruments (including without limitation UCC-1 Financing Statements or continuations) as may be reasonably requested by Lender to evidence, effectuate and perfect the assignments created hereby.

                  Section 4.3  Assignment of Rights Under Security Agreements.

                  As additional security for Borrower's performance of its obligations under the Loan Documents, (i) HPTRI hereby unconditionally and irrevocably assigns to Lender all of its right, title and interest (but not obligations) in and to that certain Security Agreement dated March 22, 1996 by and between HMH HPT Residence Inn, Inc. and HPTRI, and (ii) HPTWN hereby unconditionally and irrevocably assigns to Lender all of its right, title and interest (but not obligations) in and to that certain Security Agreement dated May 3, 1996 by and between GHALP Corporation and HPTWN. Promptly upon receipt of request from Lender, each of HPTRI and HPTWN shall execute such other documents and instruments (including without limitation UCC-1 Financing Statements or continuations) as may be reasonably requested by Lender to evidence, effectuate and perfect the assignments created hereby.

                  Section 4.4 Assignment of Stock Pledge and Security Agreement for GHALP Corporation.

                  As additional security for Borrower's performance of its obligations under the Loan Documents, HPTWN hereby unconditionally and irrevocably assigns to Lender all of its right, title and interest (but not obligations), if any, in and to that certain Stock Pledge and Security Agreement dated May 3, 1996 by and between Wyndham Hotel Corporation, a Delaware corporation for the benefit of HPTWN. Promptly upon receipt of request from Lender, HPTWN shall execute such other documents and instruments as may be reasonably requested by Lender to evidence, effectuate and perfect the assignment created hereby.

                  V.       LEASE AGREEMENTS AND MANAGEMENT AGREEMENTS

                  Section 5.1       Modification of Lease Agreements.

                  Borrower shall not (A) except as specifically permitted under any Lease Agreement, allow any Tenant's interest under its Lease Agreement to be assigned, mortgaged, pledged, hypothecated, encumbered, or otherwise transferred or subleased (collectively, a "Lease Assignment"), or (B) alter, modify or change any of the terms or provisions of any Lease Agreement to the extent that
(i) such alteration, modification or change would (a) decrease the amount of Rent payable to Borrower under such Lease Agreement, (b) shorten the Fixed Term under, and as that term is defined in, any such Lease Agreement, or (c) lessen Tenant's obligations with respect to causing the Property, subject to the terms of the Lease Agreement, to remain free of Liens (as that term is defined any such Lease Agreement), or (ii) such alteration, modification or change would result (x) in a material increase in Borrower's obligations, as landlord under such Lease Agreement, or (y) in a material reduction in the Tenant's obligations under such Lease Agreement, unless Lender shall have consented in writing to such Lease Assignment, alteration, modification or change and the Lender shall have received in writing evidence from the Rating Agency that such Lease Assignment, alteration, modification or change will not result in a downgrade, withdrawal or qualification of the rating then in effect for the Certificates, together with such legal opinions as may be requested by the Rating Agency (it being expressly agreed that, without limiting the generality of Borrower's authority pursuant to the foregoing, Borrower may, in its sole discretion, amend and/or waive any Lease Agreement provisions pertaining to trade area restrictions).

                  Section 5.2       Substitute Lease Agreement.

                  In the event that any Lease Agreement shall at any time or for any reason be terminated or canceled, HPTRI or HPTWN, as the case may be, shall have the right to enter into a substitute lease agreement with respect to the applicable Property (a "Substitute Lease Agreement"), provided that (i) the primary operator of such Property shall be a nationally recognized operator of hotel/motel properties, and (ii) Lender shall have received in writing evidence from the Rating Agency to the effect that such Substitute Lease Agreement will not result in a downgrade, withdrawal or qualification of the rating which was in effect for the Certificates immediately prior to the termination or cancellation of such Lease Agreement, together with such legal opinions as may be requested by the Rating Agency. In the event that either Borrower shall enter into a Substitute Lease Agreement as provided for herein, Lender and such borrower agree to enter into a nondisturbance and attornment agreement with the tenant under such Substitute Lease Agreement provided that (i) such tenant has also entered into said nondisturbance and attornment agreement, and (ii) any such nondisturbance and attornment agreement is reasonably satisfactory to Lender and Borrower in all respects.

                  Section 5.3 Modification of the Management Agreements.

                  The HPTRI Borrower shall not alter, modify or change any of the terms or provisions of any HPTRI Management Agreement to the extent that (A) such alteration, modification or change would negatively impact on Borrower's rights under such HPTRI Management Agreement with respect to (i) the Manager's right to receive fees for its services thereunder, or (ii) the subordination of such fees to sums payable by Borrower to Lender under the Note and the other Loan Documents, or (B) such alteration, modification or change would result in a material increase in Borrower's obligations, if any, under such HPTRI Management Agreement or a material reduction in the Manager's obligations under such HPTRI Management Agreement, unless Lender shall have received in writing evidence from the Rating Agency that such alteration, modification or change will not result in a downgrade, withdrawal or qualification of the rating then in effect for the Certificates, together with such legal opinions as may be requested by the Rating Agency (it being expressly agreed that, without limiting the generality of the Borrower's authority pursuant to the foregoing, the HPTRI Borrower may, in its sole discretion, amend and/or waive the provisions of Section 20.12 of any HPTRI Management Agreement). The HPTWN Borrower shall not consent to any amendment or modification of the provisions of the HPTWN Management Agreement which provide (i) that, from and after the occurrence of any event of default under any applicable HPTWN Lease Agreement, all amounts due from the applicable HPTWN Tenant to the Manager shall be subordinate to all amounts due from the applicable HPTWN Tenant to the HPTWN Borrower, (ii) for operation of the applicable Property under the "Wyndham" and "Wyndham Garden" names, and (iii) for termination thereof, at the HPTWN Borrower's option, without the prior written consent of Lender.

                  Section 5.4 Substitute Management Agreements.

                  In the event that any HPTRI Management Agreement is, or any HPTWN Management Agreement and the related HPTWN Lease Agreement are, at any time and for any reason terminated or canceled, HPTRI or HPTWN, as the case may be, shall use commercially reasonable efforts to promptly enter into a replacement management agreement, or cause the applicable Tenant, if any, to promptly enter into a replacement management agreement, with respect to the applicable Property (the "Substitute Management Agreement") with a nationally recognized hotel/motel franchise and management organization (a "Qualified Manager") which Qualified Manager, in either case, as determined by the Rating Agency, will not cause a downgrade, withdrawal or qualification of the rating which was in effect for the Certificates immediately prior to the termination or cancellation of the applicable Management Agreement. Moreover, in the event that at any time the Management Agreements with respect to any HPTRI Properties whose aggregated Loan Allocation Amounts equal or exceed twenty five percent (25%) of the aggregated Loan Allocation Amounts for all Properties are no longer in full force and effect, HPTRI hereby agrees that it shall, or shall cause the Tenant to, not later than one (1) year from the date of such occurrence, enter into Substitute Management Agreements with Qualified Managers with respect to such HPTRI Properties. In the event that either Borrower shall enter into a Substitute Management Agreement as provided for herein, Lender and such borrower agree to enter into a nondisturbance and attornment agreement with the tenant under such Substitute Management Agreement provided that (i) such tenant has also entered into said nondisturbance and attornment agreement, and (ii) any such nondisturbance and attornment agreement is reasonably satisfactory to Lender and Borrower in all respects.

                                  VI. DEFAULTS

                  Section 6.1  Event of Default.

                  The occurrence of any Event of Default under, and as that term is defined in, the Mortgages shall constitute an "Event of Default" hereunder.

                  Section 6.2  Remedies.

                  Upon the occurrence of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under this Agreement or any of the other Loan Documents or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Indebtedness shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to the Property. Notwithstanding the fact that any Mortgage may provide that it secures less than the entire Principal Amount, upon the foreclosure by Lender of any such Mortgage, any foreclosure sale proceeds which, pursuant to the terms of the applicable Mortgage, would be paid to the applicable Borrower shall instead be paid to Lender and applied in reduction of the Principal Amount of the Loan.

                  Section 6.3  Remedies Cumulative.

                  The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one default or Event of Default with respect to Borrower shall not be construed to be a waiver with respect to any subsequent default or Event of Default by Borrower, or to impair any remedy, right or power consequent thereon.

                  VII.  MISCELLANEOUS

                  Section 7.1  Survival.

                  This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Indebtedness of Borrower is outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, promises and agreements contained in this Agreement shall be binding upon, and shall inure to the benefit of, Lender, together with its successors and assigns, and Borrower, together with its permitted successors and assigns.


                  Section 7.2  Lender's Discretion.

                  Whenever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of

Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive.

                  Section 7.3  Governing Law.

                  (a) The proceeds of the Note delivered pursuant hereto shall be disbursed from the State of New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including, without limiting the generality of the foregoing, matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America, except that at all times the provisions for the creation, perfection, and enforcement of the liens and security interests created pursuant hereto and pursuant to the other Loan Documents shall be governed by and construed according to the law of the State in which the applicable Property is located, it being understood that, to the fullest extent permitted by the law of such State, the law of the State of New York shall govern the validity and the enforceability of all Loan Documents and all of the Indebtedness or obligations arising hereunder or thereunder. To the fullest extent permitted by law, Borrower hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Agreement and the Note, and this Agreement and the Note shall be governed by and construed in accordance with the laws of the State of New York pursuant to Section 5-1401 of the New York General Obligations Law.

                  (b) Any suit, action or proceeding against Lender or Borrower arising out of or relating to this Agreement shall be instituted in any federal or state court in New York, New York, pursuant to Section 5-1402 of the New York General Obligations Law, or, at Lender's discretion, in the State where the applicable Property is located, and Borrower waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and Borrower hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding.

                  Section 7.4  Modification, Waiver in Writing.

                  No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Note, or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then any such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

                  Section 7.5  Delay Not a Waiver.

                  Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, under the Note or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the date on which the same is due of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

                  Section 7.6  Notices.

                  All notices, consents, approvals and requests required or permitted hereunder shall be given in the manner specified in the Mortgages and directed to the parties at their respective addresses as provided therein.

                  Section 7.7  Trial by Jury.

                  BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION
THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

                  Section 7.8  Headings.

                  The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  Section 7.9  Successors and Assigns; Assignment.

                  This Agreement shall be binding upon and shall inure to the benefit of each party hereto and their respective permitted successors and assigns. Lender shall have the right to transfer, sell or assign this Agreement and any of the other Loan Documents and the obligations hereunder to any Person who purchases or otherwise acquires an interest in the Loan.

                  Section 7.10  Note Register.

                  The identity of the holder or holders of the Note from time to time shall be entered in the Note Register (as that term is defined in the Note), which Note Register shall be maintained by Lender or its designee. The Borrower shall treat and recognize the Person or Persons in whose name the Note is registered as the owner or owners thereof for the purpose of receiving all payments thereon and for all other purposes.

                  Section 7.11  Severability.

                  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  Section 7.12  Preferences.

                  Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

                  Section 7.13  Waiver of Notice.

                  Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which (a) this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and (b) Borrower is not, pursuant to applicable law, permitted to waive the giving of notice. To the extent permitted by applicable law, Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by Lender to Borrower.


                  Section 7.14  Expenses; Indemnity.

                  Borrower covenants and agrees to reimburse Lender upon receipt of written notice from Lender for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in connection with (i) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters requested by Borrower; (ii) the filing and recording fees and expenses, title insurance and other similar expenses incurred in creating and perfecting the liens in favor of Lender pursuant to this Agreement and the other Loan Documents; (iii) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, this Agreement, the other Loan Documents, the Properties, or any other security given for the Loan; and (iv) enforcing any obligations of or collecting any payments due from Borrower under this Agreement, the other Loan Documents or with respect to the Property or in connection with any refinancing or restructuring of the credit arrangement provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings; provided, however, that Borrower shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of any of Lender.

                  Section 7.15  Exhibits Incorporated.

                  The  Exhibits  and   Schedules   annexed   hereto  are  hereby
incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.



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                  Section 7.16 Offsets, Counterclaims and Defenses.

                  Any assignee of Lender's interest in and to this Agreement, the Note and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which Borrower may have against any assignor of such documents that are unrelated to the Loan, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

                  Section 7.17  No Joint Venture or Partnership.

                  Borrower and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Property other than that of mortgagee or lender.

                  Section 7.18  Conflict; Construction of Documents.

                  In the event of any conflict between the provisions of this Agreement and any of the other Loan Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of the Loan Documents and that such Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same.

                  Section 7.19  Brokers and Financial Advisors.

                  Borrower hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement other than Donaldson, Lufkin & Jenrette Securities Corporation, which Borrower will pay pursuant to separate agreements. Borrower and Lender hereby agree to indemnify and hold the other harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any other Person that such Person acted on behalf of the indemnifying party in connection with the transactions contemplated herein. The provisions of this
Section 7.18 shall survive the expiration and termination of this Agreement and the repayment of the Indebtedness.

                  Section 7.20  Prior Agreements.

                  This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, including, without limitation, are superseded with respect to the Loan by the terms of this Agreement and the other Loan Documents.

                  Section 7.21  Nonrecourse.

                  The provisions of Paragraph 18 of the Note are incorporated herein by this reference to the fullest extent as if the text of such paragraph were set forth in its entirety herein.

                            [Signature Page Follows]

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


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                             LENDER:

                             COLUMN FINANCIAL, INC.,
                             a Delaware corporation


                             By: /s/ John D. Pierandri
                               Name: John D. Pierandri
                               Title: Vice President



                             BORROWER:



                             HPTRI CORPORATION,
                             a Delaware corporation


                             By: /s/ Thomas M. O'Brien
                               Name: Thomas M. O'Brien
                               Title: Vice President


                             HPTWN CORPORATION,
                             a Delaware corporation


                             By: /s/ Thomas M. O'Brien
                               Name: Thomas M. O'Brien
                               Title: Vice President

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